UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2013 (March 29, 2013)

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) for Churchill Downs Incorporated (the “Company”) amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 29, 2013. On March 29, 2013 the Company disclosed certain financial and other information, under Item 1.01 Entry into a Material Definitive Agreement, regarding the Company's acquisition of Oxford Casino in Oxford, Maine (the “Original Form 8-K”).

Item 1.01 of the Original Form 8-K is hereby amended and corrected to reflect disclosure under:

Item 8.01    Other Events.

Except as described above, the Amendment does not modify or update the disclosures presented in, or exhibits to, the Original Form 8-K in any way. Those sections of the Original Form 8-K that are unaffected by the Amendment are not included herein. The Amendment continues to speak as of the date of the Original Form 8-K. Furthermore, the Amendment does not reflect events occurring after the filing of the Original Form 8-K. This Amendment should be read in conjunction with the Original Form 8-K filed on March 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

April 2, 2013	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary